UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to Section 240.14a-12

Future Health ESG Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of filing Fee (Check the appropriate box):
☒
No fee required

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11

Future Health ESG Corp.
8 The Green, Suite 12081
Dover, DE 19901
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on January [•], 2023
To the Stockholders of Future Health ESG Corp.:
NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Future Health ESG Corp., a Delaware corporation (the “Company,” “Future Health,” “we,” “us,” or “our”), will be held on [   ], January [•], 2023, at [9:00 a.m.], Eastern time. The Special Meeting will be held virtually, at [https://www.cstproxy.com/fhesg/           ]. At the Special Meeting, the stockholders will consider and vote upon the following proposals:
(1)
to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to decrease the number of authorized shares of common stock, par value $0.0001 per share, from 500,000,000 to 26,000,000. We refer to this proposal as the “Charter Amendment Proposal” or “Proposal 1.”

(2)
to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1. We refer to this proposal as the “Adjournment Proposal” or “Proposal 2.”

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. The Board of Directors has fixed the close of business on [•] as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement of the Special Meeting. The list of the stockholders of record as of the Record Date will be available for inspection during the ten days preceding the meeting at the Company’s offices located at 8 The Green, Suite 12081, Dover, Delaware 19901.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY [•], 2023.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY STATEMENT. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.
On behalf of the Board of Directors and the employees of Future Health ESG Corp. we thank you for your continued support.
/s/ Bradley A. Bostic

Bradley A. Bostic
Chief Executive Officer and Chairman of the Board of Directors
[•], 2023

FUTURE HEALTH ESG CORP.
8 The Green, Suite 12081
Dover, DE 19901
PROXY STATEMENT
For the Special Meeting of Stockholders
to be held on January [•], 2023
GENERAL INFORMATION
The Company is providing this proxy statement in connection with the solicitation by its Board of Directors (the “Board of Directors”) of proxies to be voted at the Special Meeting to be held on [   ], January [•], 2023, at [9:00 a.m.], Eastern time, and any adjournment or postponement thereof. The Special Meeting will be held virtually, at [https://www.cstproxy.com/fhesg/           ].
The Board of Directors is soliciting votes (1) FOR approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Certificate of Incorporation”) to decrease the number of authorized shares of common stock, par value $0.0001 per share (“Common Stock”), from 500,000,000 to 26,000,000. We refer to this proposal as the “Charter Amendment Proposal” or “Proposal 1,” and (2) FOR one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal (the “Adjournment Proposal”).
ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING
We are providing you with these proxy materials because the Board of Directors is soliciting your proxy to vote at the Special Meeting to be held on [   ], January [•], 2023, at [9:00 a.m.] Eastern time or any adjournments or postponements thereof.
You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The purpose of the Special Meeting and the matters to be acted on are stated in the accompanying Notice of Special Meeting of Stockholders. The Board of Directors knows of no other business that will come before the Special Meeting. The proxy materials, including this Proxy Statement, are being distributed and made available on or about January [•], 2023.

QUESTIONS AND ANSWERS
Q:
Why am I receiving these materials?

A:
We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the Special Meeting or any postponement or adjournment thereof. We intend to mail these proxy materials on or about January [•], 2023 to all stockholders of record entitled to vote at the Special Meeting as of the Record Date.

Q:
How do I attend the virtual Special Meeting and will I be able to ask questions?

A:
As a registered stockholder, you received a Proxy Card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the virtual special meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, please contact the Company’s management by phone at +1 (833) 388-8734 or by email at info@fhesg.com.

You can pre-register to attend the virtual meeting starting on January [•], 2023 at 9:00 a.m., Eastern time (4 business days prior to the meeting date). Enter the URL address into your browser [https://www.cstproxy.com/fhesg/           ], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting, you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the meeting.
Beneficial holders who own their investments through a bank or broker will need to contact the Company’s management to receive a control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, we will issue you a guest control number with proof of ownership. Either way you must contact us for specific instructions on how to receive the control number. We can be contacted by phone at +1 (833) 388-8734 or by email at info@fhesg.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have internet capabilities, you can listen only to the meeting by dialing +1 [800-450-7155] (toll-free), within the U.S. and Canada, or +1 [857-999-9155] (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number [•]. This is listen only, you will not be able to vote or enter questions during the meeting.
Q:
What proposals are being presented for a stockholder vote at the Special Meeting?

A:
The following proposals are being presented for stockholder vote at the Special Meeting:

•
Proposal 1 — the approval of an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 26,000,000; and

•
Proposal 2 — the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal.

Proposal 2 — the Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve Proposal 1 — the Charter Amendment Proposal.
Q:
How does the Board of Directors recommend that I vote?

A:
The Board of Directors unanimously recommends that you vote:

•
“FOR” Proposal 1 — the Charter Amendment Proposal; and

•
“FOR” Proposal 2 — the Adjournment Proposal.

Q:
What does it mean to vote by proxy?

A:
When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated each of the following individuals as your proxy holder for the Special Meeting (each with full power to act alone): Bradley A. Bostic, the Company’s Chief Executive Officer; and Travis A. Morgan, the Company’s Chief Financial Officer.

Any proxy given pursuant to this solicitation and received in time for the Special Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” Proposal 1 — the Charter Amendment Proposal and “FOR” Proposal 2 — the Adjournment Proposal. With respect to any other proposal that properly comes before the Special Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.
Q:
Who can vote at the Special Meeting?

A:
Only stockholders of record at the Record Date, the close of business on [•], will be entitled to vote at the Special Meeting. On the Record Date, there were 6,591,537 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name
If on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares in person at the Special Meeting or submit a proxy to have your shares voted. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is the stockholder of record. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
What information is contained in the Proxy Statement?

A:
The information included in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process and other required information.

Q:
What shares can I vote?

A:
You may vote or cause to be voted all shares owned by you as of the close of business on the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:
How may I vote?

A:
With respect to the Charter Amendment Proposal and the Adjournment Proposal, you may vote FOR, AGAINST, or ABSTAIN. On these proposals, if you ABSTAIN, it has the same effect as a vote AGAINST. Although we do not expect that there will be any broker non-votes with respect to the proposals (as described below), broker non-votes, if there are any, will have the same effect as “AGAINST” votes for Proposal 1 and will not affect the outcome of the vote on Proposal 2.

If you are a holder of record of Common Stock, including those shares held as a constituent security of our units, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.
If your shares of Common Stock, including those shares held as a constituent security of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
How many votes do I have?

A:
On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

Q:
What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote virtually at the Special Meeting or by proxy by completing your proxy card or submitting your proxy through the internet, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters.
The Company expects that (i) Proposal 1 — the Charter Amendment Proposal and (ii) Proposal 2 — the Adjournment Proposal will be considered routine matters. In this regard, we believe that your broker or nominee will be permitted to vote your “uninstructed” shares on both Proposal 1 and Proposal 2. However, this remains subject to the final determination from the Nasdaq Capital Market regarding which of the proposals are “routine” or “non-routine.”
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Q:
What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:
If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, “FOR” Proposal 1 — the Charter Amendment Proposal and “FOR” Proposal 2 — the Adjournment Proposal. If any other matter is properly presented at the Special Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

Q.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

A.
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters.

In this regard, we believe that your broker or nominee will be permitted to vote your “uninstructed” shares on both Proposal 1 and Proposal 2. However, this remains subject to the final determination from the Nasdaq Capital Market regarding which of the proposals are “routine” or “non-routine.” Accordingly, if you own shares through a nominee, such as a broker, bank or other agent, please be sure to instruct your nominee how to vote to ensure that your vote is counted on all of the proposals.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Q:
Can I change my vote or revoke my proxy?

A:
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 8 The Green, Suite 12081, Dover, DE, 19901, Attn: Bradley A. Bostic.

Q:
Who can help answer my questions?

A:
If you have questions about the proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Future Health ESG Corp.
8 The Green, Suite 12081
Dover, DE 19901
Attn: Bradley A. Bostic
Telephone: (833) 388-8734
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
Q:
What is a quorum and why is it necessary?

A:
Conducting business at the Special Meeting requires a quorum. A quorum will be present if at least a majority of the outstanding shares of Common Stock on the Record Date, including those shares held as a constituent security of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the Special Meeting to another date.
Q:
What is the voting requirement to approve each of the proposals?

A:
Proposal 1 — Charter Amendment Proposal.   Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Common Stock, entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on proposals that are non-routine matters on which brokers do not have discretionary authority to vote without instructions from the beneficial owner. Broker non-votes are not expected to be present at this meeting because there are no non-routine matters expected to be voted on. If there were to be any broker non-votes, they would have the effect of a vote “AGAINST” this proposal.

Proposal 2 — Adjournment Proposal.   Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of the Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes are not expected to be present at this meeting because there are no routine matters expected to be voted on. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.
Q:
What should I do if I receive more than one proxy statement?

A:
You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:
Where can I find the voting results of the Special Meeting?

A:
We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Special Meeting.

Q:
What happens if additional matters are presented at the Special Meeting?

A:
Other than the two (2) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, each of the persons named as proxy holders, Mr. Bradley A. Bostic, our Chief Executive Officer, and Mr. Travis A. Morgan, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

Q:
How many shares are outstanding and how many votes is each share entitled?

A:
Each share of our Common Stock that is issued and outstanding as of the close of business on the Record Date is entitled to be voted on all items being voted on at the Special Meeting, with each share being entitled to one vote on each matter. As of the Record Date, 6,591,537 shares of Common Stock were issued and outstanding.

Q:
Who will count the votes?

A:
One or more inspectors of election will tabulate the votes.

Q:
Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:
Who will bear the cost of soliciting votes for the Special Meeting?

A:
The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

PROPOSAL 1
APPROVAL OF THE CHARTER AMENDMENT PROPOSAL
Description of Proposal
On [•], the Board of Directors acted by written consent to unanimously approve an amendment to the Amended and Restated Certificate of Incorporation, subject to stockholder approval, to decrease the number of shares of Common Stock authorized from 500,000,000 to 26,000,000. The Board of Directors directed the Charter Amendment Proposal to be submitted to a vote of the Company’s stockholders at the Special Meeting.
The Company’s Amended and Restated Certificate of Incorporation currently authorizes the issuance of up to 500,000,000 shares of Common Stock and 5,000,000 shares of preferred stock.
On the Record Date, the Company had an aggregate 6,591,537 shares of Common Stock issued and outstanding and no shares of preferred stock issued or outstanding. Also on the Record Date, there were 17,375,000 shares of Common Stock reserved for issuance upon exercise of outstanding warrants and 1,591,537 shares of Common Stock underlying warrants to be issued in connection with the Company’s non-redemption incentive program.
Reasons for the Charter Amendment Proposal
The Board of Directors believes it is in the best interest of the Company to decrease the number of authorized shares of Common Stock in order to reduce the yearly Delaware franchise tax which will be reduced if the Company reduces the amount of authorized shares of Common Stock. The Board of Directors believes that even if this proposal is approved, the number of authorized shares of common stock available for issuance will give the Company the necessary flexibility in considering and planning for future potential business needs.
The shares authorized but unissued even after this amendment is approved by the shareholders will be available for issuance by the Board of Directors for various corporate purposes, including but not limited to raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. If the amendment is approved, the authorized but unissued shares would be available for issuance at the discretion of the Board of Directors and without further stockholder approval, except as may be required by law or the rules of the Company’s then-current listing market or exchange. As of the date of this proxy statement, the Company does not currently have any plan or arrangement to issue any shares of Common Stock, including through a financing transaction, if this proposal is approved.
Adoption of the Charter Amendment Proposal would not affect the rights of existing holders of Common Stock or the Company’s preferred stock and would not have any dilutive effect on the proportionate voting power or other rights of existing stockholders. Like existing holders of shares of Common Stock or the Company’s preferred stock issued following adoption of the proposed amendment would not be entitled to pre-emptive rights with respect to any future issuances of Common Stock or preferred stock.
Anti-Takeover Considerations
The Company has not proposed the decrease in the number of authorized shares of Common Stock for anti-takeover purposes, but the Company would be able to use the shares that are authorized but unissued to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover and/or favor the current Board of Directors. In addition, the Certificate of Incorporation authorizes the issuance of “blank check” preferred stock with the designations, rights and preferences as may be determined from time to time by the Board. Accordingly, the Board is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of our Common Stock. The issuance of preferred stock could discourage, delay or prevent a change in control of the Company and also may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though the transaction might be economically beneficial to the Company and its stockholders. Although this proposal to decrease the authorized number of shares of Common Stock has been prompted by business and financial considerations including reducing the Delaware franchise tax payments and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices.
Effecting the Charter Amendment Proposal
If the Charter Amendment Proposal is approved by the stockholders, shortly after the Special Meeting we will file an amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, such amendment to become effective upon filing. The amendment proposed by the Company to Article IV of the Amended and Restated Certificate of Incorporation would simply decrease the number of authorized shares of Common Stock. Neither Delaware law, nor the Amended and Restated Certificate of Incorporation, nor the Company’s Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.
Vote Required
Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Common Stock, entitled to vote thereon. Abstentions will have the same effect as an “AGAINST” vote on this proposal. As noted above, we believe that this proposal will be considered a “routine” matter and, as a result, we do not expect there to be any broker non-votes on this proposal. If, however, a broker non-vote occurs (or if your shares are not affirmatively voted in favor of this proposal for any other reason), it will have the same effect as an “AGAINST” vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL 2
APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES
General
If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the Board to solicit additional proxies.
In this proposal, we are asking our stockholders to approve one or more adjournments of the Special Meeting to another time and place, if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.
If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.
Vote Required
Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will have the same effect as an “AGAINST” vote on this proposal. As noted above, we believe that this proposal will be considered a “routine” matter and, as a result, we do not expect there to be any broker non-votes on this proposal. If there are broker non-votes, they will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of December 9, 2022.
	Number of Shares of Future Health
Name and Address of Beneficial Owner(1)	Common Stock	%(2)
Directors and Executive Officers of Future Health:
Bradley A. Bostic(2)	3,247,076	49.3%
Travis A. Morgan(2)	3,134,577	47.6%
R. Mark Lubbers	11,250	*
Dr. F. John Mills	11,250	*
Dr. Nancy L. Snyderman	11,250	*
All Directors and Executive Officers of Future Health as a Group (5 Individuals)	3,770,201	57.2%
Five Percent Holders of Future Health:
Future Health ESG Associates 1, LLC(2)	2,625,000	39.8%

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each of the individuals is c/o Future Health ESG Corp., 8 The Green, Suite #12081, Dover, DE 19901.

(2)
Based upon 6,591,537 outstanding shares of Common Stock as of December 9, 2022.

(3)
Messrs. Bostic and Morgan are the managers of Future Health ESG Associates 1, LLC. The shares beneficially owned by Future Health ESG Associates 1, LLC may also be deemed beneficially owned by Messrs. Bostic and Morgan.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS
The Company does not intend to bring before the Special Meeting any matters other than those specified in the Notice of the Special Meeting, and the Company does not know of any business which persons other than the Board of Directors intend to present at the Special Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Special Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.
NO DISSENTERS’ RIGHTS
The corporate action described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.
NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Future Health stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Future Health ESG Corp., Attention: Bradley A. Bostic, 8 The Green, Suite 12081, Dover, Delaware 19901 or by calling us at (833) 388-8734. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.
WHERE YOU CAN FIND MORE INFORMATION
The Company files special, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.
This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have by contacting us at the following address or telephone number:
Future Health ESG Corp.
8 The Green, Suite 12081
Dover, DE 19901
Attn: Bradley A. Bostic
Telephone: (833) 388-8734
In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than January [•], 2023 (one week prior to the date of the Special Meeting).

ANNEX A
PROPOSED SECOND CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FUTURE HEALTH ESG CORP.
Future Health ESG Corp., a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
1.   The name of the corporation is Future Health ESG Corp. The corporation was originally incorporated pursuant to the DGCL on February 25, 2021, under the name of Future Health ESG Corp.
2.   The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was February 25, 2021, the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was September 9, 2021 and the date of filing the corporation’s Certificate of Amendment to the Amended and Restated Certificate of Incorporation was December 9, 2022.
3.   The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the corporation (as amended and restated prior to the date hereof), declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:
RESOLVED, that Section 4.1(b) of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:
“Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 31,000,000, consisting of (a) 26,000,000 shares of common stock (the “Common Stock”), and (b) 5,000,000 shares of preferred stock (the “Preferred Stock”).”
IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this [•] day of January, 2023.

Bradley A. Bostic
Chief Executive Officer

A-1

PROXY FUTURE HEALTH ESG CORP.8 The Green, Suite 12081Dover, DE 19901 SPECIAL MEETING OF STOCKHOLDERS JANUARY [●], 2023 YOUR VOTE IS IMPORTANTFOLD AND DETACH HERE FUTURE HEALTH ESG CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSFOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ONJANUARY [●], 2023:THIS NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENTARE AVAILABLE AT [https://www.cstproxy.com/fhesg/_______] The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated January [●], 2023, in connection with the Special Meeting to be held on January [●], 2023 at [9:00 a.m.], Eastern time, virtually at [https://www.cstproxy.com/fhesg/______], and hereby appoints Bradley A. Bostic and Travis A. Morgan (each with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Future Health ESG Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in this Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on January [●], 2023: This notice of meeting and the accompanying proxy statement are available at [https://www.cstproxy.com/fhesg/______]. FORAGAINSTABSTAINProposal 1 – Charter Amendment Proposal Amend the Company’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock from 500,000,000 to 26,000,000. • • • FORAGAINSTABSTAINProposal 2 – Adjournment Proposal To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are insufficient shares of outstanding capital stock of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the special meeting or at the time of the special meeting to approve the Charter Amendment Proposal. • • • Date: _____________, 2022 Stockholder’s Signature Stockholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1 AND PROPOSAL 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.